UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 26, 2020

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)
2991 Oak Grove Road, Poplar Bluff, Missouri		63901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02Results of Operations and Financial Condition

On October 26, 2020, Southern Missouri Bancorp, Inc., the parent corporation of Southern Bank, issued a press release announcing preliminary first quarter of fiscal 2021 results, a quarterly dividend of $0.15 per common share, and the timing of its investor conference call.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of the stockholders of Southern Missouri Bancorp, Inc. was held on October 26, 2020, in Poplar Bluff, Missouri. Stockholders representing 8,427,991 shares, or 92.3%, of the common shares outstanding as of the September 4, 2020, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below:

(Proposal 1)  The election of the following nominees as directors of the Company, each for a three-year term:

(a)Rebecca M. Brooks:

		BROKER
FOR	WITHHELD	NON-VOTES
6,246,824	279,900	1,901,267

(b) Dennis C. Robison:

		BROKER
FOR	WITHHELD	NON-VOTES
6,182,286	344,438	1,901,267

(b) David J. Tooley:

		BROKER
FOR	WITHHELD	NON-VOTES
4,275,655	2,251,069	1,901,267

(Proposal 2)   Advisory (non-binding) vote on executive compensation, commonly referred to as a “say on pay” vote:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
5,596,646	725,864	204,214	1,901,267

(Proposal 3)  The ratification of the appointment of BKD, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2021:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
8,284,188	3,267	140,536	0

On Proposal 1, Ms. Brooks, and Messrs. Robison and Tooley were each elected for a three-year term to expire in 2023. The vote required to approve Proposals 2 and 3 was the affirmative vote of a majority of the votes cast on each proposal. Accordingly, Proposals 2 and 3 were approved.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1	Press release dated October 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 27, 2020	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and Chief Executive Officer